October 23, 2001
NORTHEAST UTILITIES AND SUBSIDIARIES
FINANCIAL REPORT

                                                                      Three Months Ended
                                                                         September 30,
                                                                    -----------------------
                                                                    2001               2000
                                                                    ----               ----
 (Thousands of Dollars, Except Share Information)
Operating Revenues                                             $  1,723,894       $  1,581,947
                                                               ============       ============
Earnings for common shares:
   Before extraordinary (loss) and cumulative effect
      of accounting changes, net of taxes                      $     34,631       $     65,543
   Extraordinary (loss), net of tax benefits
      of $169,562                                                      -                  -
   Cumulative effect of accounting changes,
      net of tax benefits of $14,908                                   -                  -
                                                               ------------       ------------
      Total Net Income                                         $     34,631       $     65,543
                                                               ============       ============
Fully Diluted Earnings Per Common Share:
   Before extraordinary (loss) and cumulative effect
      of accounting changes,net of taxes                       $       0.26       $      0.45
   Extraordinary (loss), net of taxes                                  -                 -
   Cumulative effect of accounting changes,
    net of taxes                                                       -                 -
                                                               ------------       ------------

Total Fully Diluted Earnings
   Per Common Share                                            $       0.26       $       0.45
                                                               ============       ============
Common Shares Outstanding (fully diluted)                       133,869,227        144,189,458
                                                               ============       ============


                                                                        Nine Months Ended
                                                                          September 30,
                                                                     -----------------------
                                                                     2001               2000
                                                                     ----               ----
Operating Revenues                                              $  5,107,732       $  4,379,241
                                                                ============       ============
Earnings for common shares:
   Before extraordinary (loss) and cumulative effect
      of accounting changes, net of taxes                       $    215,958       $    152,336
   Extraordinary (loss), net of tax benefits
      of $169,562                                                       -                  -
   Cumulative effect of accounting changes,
      net of tax benefits of $14,908                                 (22,432)              -
                                                                ------------       ------------
      Total Net Income                                          $    193,526       $    152,336
                                                                ============       ============

Fully Diluted Earnings Per Common Share:
   Before extraordinary (loss) and cumulative effect
      of accounting changes, net of taxes                       $       1.57       $       1.08
   Extraordinary (loss), net of taxes                                    -                  -
   Cumulative effect of accounting changes,
    net of taxes                                                       (0.16)               -
                                                                ------------       ------------
Total Fully Diluted Earnings
   Per Common Share                                             $       1.41       $       1.08
                                                                ============       ============

Common Shares Outstanding (fully diluted)                        137,457,694        141,449,402
                                                                ============       ============


                                                                       Twelve Months Ended
                                                                          September 30,
                                                                     -----------------------
                                                                     2001               2000
                                                                     ----               ----
Operating Revenues                                              $  6,605,111       $  5,527,977
                                                                ============       ============
Earnings for common shares:
   Before extraordinary (loss) and cumulative effect
      of accounting changes, net of taxes                       $    268,917       $    136,662
   Extraordinary (loss), net of tax benefits
      of $169,562                                                   (233,881)              -
   Cumulative effect of accounting changes,
      net of tax benefits of $14,908                                 (22,432)              -
                                                                ------------       -----------
      Total Net Income                                          $     12,604       $    136,662
                                                                ============       ============
Fully Diluted Earnings Per Common Share:
   Before extraordinary (loss) and cumulative effect
      of accounting changes, net of taxes                       $       1.93       $       0.98
   Extraordinary (loss), net of taxes                                  (1.68)               -
   Cumulative effect of accounting changes,
    net of taxes                                                       (0.16)               -
                                                                ------------       ------------
Total Fully Diluted Earnings
   Per Common Share                                             $       0.09       $       0.98
                                                                ============       ============

Common Shares Outstanding (fully diluted)                        139,121,498        139,165,789
                                                                ============       ============

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities
System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.




Northeast Utilities and Subsidiaries
Consolidated Statements of Income

                                                                       Three Months Ended
                                                                          September 30,
                                                                     -----------------------
                                                                     2001               2000
                                                                     ----               ----
(Thousands of Dollars, Except Share Information)

Operating Revenues                                              $  1,723,894       $  1,581,947
                                                                ------------       ------------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                      1,178,290            928,435
    Other                                                            184,815            223,137
  Maintenance                                                         59,733             59,847
  Depreciation                                                        43,562             58,153
  Amortization of regulatory assets, net                             104,468             75,010
  Federal and state income taxes                                      26,853             61,582
  Taxes other than income taxes                                       39,648             59,170
  Loss (gain) on sale of utility plant                                  -                   852
                                                                ------------       ------------
       Total operating expenses                                    1,637,369          1,466,186
                                                                ------------       ------------
Operating Income                                                      86,525            115,761
                                                                ------------       ------------
Other Income:
  Gain on sale of utility plant                                         -                  -
  Loss on share repurchase contracts                                    -                  -
  Nuclear related costs                                                 -                  (971)
  Other, net                                                          17,724             17,247
  Minority interest in loss of subsidiary                               -                (2,325)
  Income taxes                                                         1,668             16,029
                                                                ------------       ------------
        Other income, net                                             19,392             29,980
                                                                ------------       ------------
        Income before interest charges                               105,917            145,741
                                                                ------------       ------------
Interest Charges:
  Interest on long-term debt                                          30,995             47,953
  Interest on rate reduction bonds                                    30,883               -
  Other interest, net                                                  8,804             29,493
                                                                ------------       ------------
        Interest charges, net                                         70,282             77,446
                                                                ------------       ------------
        Income after interest charges                                 35,635             68,295

Preferred Dividends of Subsidiaries                                    1,004              2,752
                                                                ------------       ------------
        Income before extraordinary loss and
          cumulative effect of accounting changes,
          net of taxes                                                34,631             65,543
Extraordinary (loss), net of tax benefits
  of $169,562                                                           -                  -
Cumulative effect of accounting changes, net
  of tax benefits of $14,908                                            -                  -
                                                                ------------       ------------
Net Income                                                      $     34,631       $     65,543
                                                                ============       ============

Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting changes                     $       0.26       $       0.45
  Extraordinary (loss), net of taxes                                     -                  -
  Cumulative effect of accounting changes,
    net of taxes                                                         -                  -
                                                                ------------       ------------
Total Fully Diluted Earnings
  Per Common Share                                              $       0.26       $       0.45
                                                                ============       ============

Common Shares Outstanding (fully diluted)                        133,869,227        144,189,458
                                                                ============       ============



                                                                        Nine Months Ended
                                                                          September 30,
                                                                     -----------------------
                                                                     2001               2000
                                                                     ----               ----
Operating Revenues                                              $  5,107,732       $  4,379,241
                                                                ------------       ------------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                      3,319,007          2,491,896
    Other                                                            592,757            638,634
  Maintenance                                                        208,152            181,337
  Depreciation                                                       154,082            177,491
  Amortization of regulatory assets, net                             900,459            188,460
  Federal and state income taxes                                     118,035            171,452
  Taxes other than income taxes                                      170,739            178,857
  Gain on sale of utility plant                                     (643,909)               852
                                                                ------------       ------------
       Total operating expenses                                    4,819,322          4,028,979
                                                                ------------       ------------
Operating Income                                                     288,410            350,262
                                                                ------------       ------------
Other Income:
  Gain on sale of utility plant                                      201,856               -
  Loss on share repurchase contracts                                 (35,394)              -
  Nuclear related costs                                                 -               (19,344)
  Other, net                                                          27,282             18,684
  Minority interest in loss of subsidiary                             (3,100)            (6,975)
  Income taxes                                                       (47,929)            44,984
                                                                ------------       ------------
        Other income, net                                            142,715             37,349
                                                                ------------       ------------
        Income before interest charges                               431,125            387,611
                                                                ------------       ------------

Interest Charges:
  Interest on long-term debt                                         109,906            156,137
  Interest on rate reduction bonds                                    57,703               -
  Other interest, net                                                 41,413             67,715
                                                                ------------       ------------
        Interest charges, net                                        209,022            223,852
                                                                ------------       ------------
        Income after interest charges                                222,103            163,759

Preferred Dividends of Subsidiaries                                    6,145             11,423
                                                                ------------       ------------
        Income before extraordinary loss and
          cumulative effect of accounting changes,
          net of taxes                                               215,958            152,336
Extraordinary (loss), net of tax benefits
  of $169,562                                                           -                  -
Cumulative effect of accounting changes, net
  of tax benefits of $14,908                                         (22,432)              -
                                                                ------------       ------------
Net Income                                                      $    193,526       $    152,336
                                                                ============       ============
Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting changes                     $       1.57        $      1.08
  Extraordinary (loss), net of taxes                                     -                  -
  Cumulative effect of accounting changes,
    net of taxes                                                       (0.16)               -
                                                                ------------       ------------
Total Fully Diluted Earnings
  Per Common Share                                              $       1.41       $       1.08
                                                                ============       ============

Common Shares Outstanding (fully diluted)                        137,457,694        141,449,402
                                                                ============       ============



                                                                       Twelve Months Ended
                                                                          September 30,
                                                                     -----------------------
                                                                     2001               2000
                                                                     ----               ----
Operating Revenues                                              $  6,605,111       $  5,527,977
                                                                ------------       ------------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                      4,131,106          2,936,942
    Other                                                            820,865            910,618
  Maintenance                                                        282,698            248,593
  Depreciation                                                       216,389            235,088
  Amortization of regulatory assets, net                             988,138            566,975
  Federal and state income taxes                                     176,614            240,379
  Taxes other than income taxes                                      230,469            238,110
  Gain on sale of utility plant                                     (644,078)          (286,853)
                                                                ------------       ------------
       Total operating expenses                                    6,202,201          5,089,852
                                                                ------------       ------------

Operating Income                                                     402,910            438,125
                                                                ------------       ------------
Other Income:
  Gain on sale of utility plant                                      201,856               -
  Loss on share repurchase contracts                                 (35,394)              -
  Nuclear related costs                                                 -               (69,354)
  Other, net                                                          22,932             (5,280)
  Minority interest in loss of subsidiary                             (5,425)            (9,300)
  Income taxes                                                       (24,607)            88,261
                                                                ------------       ------------
        Other income, net                                            159,362              4,327
                                                                ------------       ------------
        Income before interest charges                               562,272            442,452
                                                                ------------       ------------
Interest Charges:
  Interest on long-term debt                                         154,466            218,661
  Interest on rate reduction bonds                                    57,703               -
  Other interest, net                                                 72,303             70,495
                                                                ------------       ------------
        Interest charges, net                                        284,472            289,156
                                                                ------------       ------------
        Income after interest charges                                277,800            153,296

Preferred Dividends of Subsidiaries                                    8,883             16,634
                                                                ------------       ------------
        Income before extraordinary loss and
          cumulative effect of accounting changes,
          net of taxes                                               268,917            136,662
Extraordinary (loss), net of tax benefits
  of $169,562                                                       (233,881)              -
Cumulative effect of accounting changes, net
  of tax benefits of $14,908                                         (22,432)              -
                                                                ------------       ------------
Net Income                                                      $     12,604       $    136,662
                                                                ============       ============

Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting changes                     $       1.93       $       0.98
  Extraordinary (loss), net of taxes                                   (1.68)               -
  Cumulative effect of accounting changes,
    net of taxes                                                       (0.16)               -
                                                                ------------       ------------
Total Fully Diluted Earnings
  Per Common Share                                              $       0.09       $       0.98
                                                                ============       ============

Common Shares Outstanding (fully diluted)                        139,121,498        139,165,789
                                                                ============       ============

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities
System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


Northeast Utilities and Subsidiaries
Consolidated Balance Sheets

                                                                          September 30,
                                                                     -----------------------
                                                                     2001               2000

                                                                     (Thousands of Dollars)
ASSETS
Property, Plant and Equipment, at cost:
  Electric                                                      $  6,036,587       $  9,314,090
  Gas and other                                                      870,179            847,856
                                                                ------------       ------------
                                                                   6,906,766         10,161,946
     Less: Accumulated provision for depreciation                  3,466,409          6,493,571
                                                                ------------       ------------
                                                                   3,440,357          3,668,375
  Unamortized PSNH acquisition costs                                    -               303,123
  Construction work in progress                                      259,024            206,513
  Nuclear fuel, net                                                   25,022            118,550
                                                                ------------       ------------
      Total net property, plant and equipment                      3,724,403          4,296,561
                                                                ------------       ------------
Other Property and Investments:
  Nuclear decommissioning trusts, at market                           59,971            762,686
  Other, at cost                                                     346,028            222,978
                                                                ------------       ------------
                                                                     405,999            985,664
                                                                ------------       ------------
Current Assets:
  Cash and cash equivalents                                          130,913            237,972
  Investments in securitizable assets                                 35,592             62,635
  Receivables, net                                                   699,061            479,957
  Unbilled revenues                                                   78,959             72,003
  Fuel, materials, and supplies, at average cost                     103,566            171,253
  Prepayments and other                                              217,652            260,821
                                                                ------------       ------------
                                                                   1,265,743          1,284,641
                                                                ------------       ------------
Deferred Charges:
  Regulatory assets                                                4,046,608          3,361,001
  Goodwill and other purchased intangible assets                     323,476            336,221
  Prepaid pensions                                                   206,803            116,711
  Other                                                              192,403            184,581
                                                                ------------       ------------
                                                                   4,796,290          3,998,514
                                                                ------------       ------------

Total Assets                                                    $ 10,165,435       $ 10,565,380
                                                                ============       ============





                                                                          September 30,
                                                                     -----------------------
                                                                     2001               2000
                                                                     ----               ----
                                                                      (Thousands of Dollars)
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholders' equity:
   Common shares, $5.00 par value - authorized
    225,000,000 shares; 148,890,460 shares issued and
    132,971,030 shares outstanding in 2001 and
    148,695,939 shares issued and 143,590,018 shares
    outstanding in 2000                                         $    744,453       $    743,480
   Capital surplus, paid in                                          882,819          1,094,996
   Deferred contribution plan - employee stock
    ownership plan                                                  (105,321)          (118,554)
   Retained earnings                                                 644,886            691,164
   Accumulated other comprehensive income                            (32,986)             2,699
                                                                ------------       ------------
   Total common shareholders' equity                               2,133,851          2,413,785
  Preferred stock not subject to mandatory redemption                116,200            136,200
  Preferred stock subject to mandatory redemption                       -                15,000
  Long-term debt                                                   1,930,620          2,042,929
                                                                ------------       ------------
     Total capitalization                                          4,180,671          4,607,914
                                                                ------------       ------------
Rate Reduction Bonds                                               2,118,400               -
                                                                ------------       ------------
Minority Interest in Consolidated Subsidiaries                          -               100,000
                                                                ------------       ------------
Obligations Under Capital Leases                                      16,990             50,619
                                                                ------------       ------------
Current Liabilities:
  Notes payable to banks                                             436,500          1,127,338
  Long-term debt and preferred stock -
   current portion                                                    24,437            539,900
  Obligations under capital leases -
   current portion                                                       838            113,101
  Accounts payable                                                   634,824            481,411
  Accrued taxes                                                      112,659            144,282
  Accrued interest                                                    93,344             46,760
  Other                                                              143,548            121,259
                                                                ------------       ------------
                                                                   1,446,150          2,574,051
                                                                ------------       ------------
Deferred Credits:
  Accumulated deferred income taxes                                1,409,294          1,674,587
  Accumulated deferred investment tax credits                        123,246            156,002
  Decommissioning obligation -  Millstone 1                             -               683,234
  Deferred contractual obligations                                   220,747            255,816
  Other                                                              649,937            463,157
                                                                ------------       ------------
                                                                   2,403,224          3,232,796
                                                                ------------       ------------

Total Capitalization and Liabilities                            $ 10,165,435       $ 10,565,380
                                                                ============       ============

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities
System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.
